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                                                                    Exhibit 99.4


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
           AS ENACTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 of The Hartford Financial Services Group, Inc. (the "Company"), filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. section 1350 as enacted by section 906 of the Sarbanes-Oxley Act of 2002, that:

             1)       The Report fully complies with the requirements of
                      section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

             2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      /s/ David M. Johnson
                                      _____________________________
                                      Name:    David M. Johnson
                                      Title:   Executive Vice President
                                               and Chief Financial Officer
                                      Date:    August 12, 2002